UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6499

Name of Fund:  MuniYield California Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield California Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2003


MuniYield
California
Fund, Inc.


www.mlim.ml.com


MuniYield California Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD CALIFORNIA FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield California Fund, Inc., April 30, 2003


DEAR SHAREHOLDER


For the six months ended April 30, 2003, the Common Stock of MuniYield California Fund, Inc. had a net annualized yield of 6.31%, based on a period-end per share net asset value of $15.52 and $.486 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.00%, based on a change in per share net asset value from $15.14 to $15.52, and assuming reinvestment of $.486 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction
Market Preferred Stock had an average yield of 2.43% for Series A, 1.04% for Series B and .74% for Series C.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


The Municipal Market Environment
During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong
U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.



MuniYield California Fund, Inc., April 30, 2003


Specific to California, the state's financial condition has continued to deteriorate over the past six months. A weakened national economy and its effect on the once powerful technology sector led to a significant decline in income tax revenues, resulting in a large state budget deficit. Prior to the state's January budget revision, there was an approximate $35 billion budget shortfall projected during the following 18-month period. One of the efforts to close the gap was the issuance of tobacco revenue-backed securities. California executed the largest single sale of municipal bonds backed by revenues from the Master Settlement Agreement with the four largest tobacco producers. California intended to come to market with another transaction, effectively attempting to monetize this future revenue stream, but a weakened demand for these securities drove up borrowing costs. This second transaction, which would total nearly $3 billion, has been postponed indefinitely. The state has approached cutting spending, a more politically difficult decision, and the proposed sale of nearly $3 billion of pension bonds. The governor's office is also working with investment bankers and caucus leaders as lawmakers consider up to $10 billion in deficit financing to address the shortfall. However, details will remain unclear until the state's May budget revision. The major rating services currently have California general obligation debt rated in the low single-A range.


Portfolio Strategy
The Fund employs leverage to attempt to provide a higher current return of tax-exempt income to shareholders. Throughout the six months ended April 30, 2003, we maintained a fully invested position, with cash equivalent reserves averaging less than 2% of total assets. Cash reserves were limited because of the tight technical position of the California short-term marketplace. Yields on California municipal cash equivalents were consistently averaged near 1% throughout most of the period and are currently below 1% for some tranches of the Fund's Preferred Stock. Our strategy was aimed at creating a more defensive market structure within a leveraged portfolio, which maintains both a fully invested posture and contains a position of inverse floaters representing 14.5% of assets. We have raised the Fund's overall average coupon levels and shortened maturities through purchases in both the primary and secondary California markets. The Fund's net asset value recently exceeded $15.50, well above the original issue level of $15.00. Going forward, our strategy is focused on protecting this price level, since historically we have witnessed a reluctance of municipal prices to move higher once the market has achieved these levels. As market yields decline through 5%, retail investor demand for California issues has historically declined. The market has substantially exceeded these levels, and it is our aim to reduce price volatility in the Fund from this point forward.

Steps taken to date include raising the average level of couponing of the Fund's holdings and concentrating assets in parts of the yield curve that we believe offer the best value for interest rate risk taken. We have employed an interest rate swap representing 5% of total assets to further seek to protect the Fund's asset valuation. The use of leverage allowed the Fund to generate an above-average yield. Consequently, it was not necessary to reach for additional yield by compromising credit quality.

The action taken by the Federal Reserve Board in lowering interest rates, combined with tight market technicals, resulted in a material decrease in the Fund's borrowing cost. At April 30, 2003, the Fund had three tranches of Preferred Stock. Two of these tranches were in a seven-day floating rate mode; the third was fixed for a two-year period (expiring October 2003). The decline in the short-term interest rates has benefited the execution with respect to the two floating rate tranches. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. These declines led to lower borrowing yields for the Fund and increased yields for the Fund's Common Stock shareholder. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President




(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and
Portfolio Manager



May 20, 2003



PROXY RESULTS
During the six-month period ended April 30, 2003, MuniYield
California Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
1. To elect the Fund's Directors:                   Terry K. Glenn               19,509,907          371,501
                                                    James H. Bodurtha            19,511,862          369,546
                                                    Joe Grills                   19,505,029          376,379
                                                    Roberta Cooper Ramo          19,517,974          363,434
                                                    Robert S. Salomon, Jr.       19,504,089          377,319
                                                    Stephen B. Swensrud          19,496,639          384,769


During the six-month period ended April 30, 2003, MuniYield
California Fund, Inc.'s Preferred Stock shareholders (Series A, B &
C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                                  4,286                8




MuniYield California Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                 S&P       Moody's   Face
STATE            Ratings   Ratings  Amount   Issue                                                                   Value
California--136.1%                           ABAG Finance Authority for Nonprofit Corporations, California,
                                             Revenue Refunding Bonds:
                   A-        NR*   $ 2,000     COP (Episcopal Homes Foundation), 5.125% due 7/01/2018             $   2,033
                   BBB       NR*     1,730     (Redwood Senior Homes and Services), 6% due 11/15/2022                 1,759

                   AAA       Aaa     3,975   Antioch Area Public Facilities Financing Agency, California,
                                             Special Tax (Community Facilities District Number 1989-1),
                                             5.70% due 8/01/2022 (a)                                                  4,444

                   AAA       Aaa     4,690   Arcata, California, Joint Powers Financing Authority, Tax Allocation
                                             Revenue Refunding Bonds (Community Development Project Loan),
                                             Series A, 6% due 8/01/2023 (a)                                           5,023

                   AAA       Aaa     2,500   Bakersfield, California, COP, Refunding (Convention Center
                                             Expansion Project), 5.80% due 4/01/2017 (i)                              2,820

                   AA-       Aa2     6,900   California HFA, Home Mortgage Revenue Bonds, Series D, 5.85%
                                             due 8/01/2017                                                            7,423

                                             California Health Facilities Finance Authority Revenue Bonds:
                   AAA       NR*     5,000     (Kaiser Permanente), RIB, Series 26, 9.34% due 6/01/2022 (g)(k)        5,675
                   NR*       Aa3     2,835     (Scripps Research Institute), Series A, 6.625% due 7/01/2018           3,031

                   AAA       Aaa     1,490   California Health Facilities Finance Authority, Revenue
                                             Refunding Bonds (Pomona Valley Hospital Medical Center), Series A,
                                             5.625% due 7/01/2019 (i)                                                 1,656

                                             California Infrastructure and Economic Development Bank
                                             Revenue Bonds:
                   AAA       Aaa     2,520     (Asian Museum Foundation of San Francisco), 5.50% due
                                               6/01/2018 (i)                                                          2,811
                   A-        NR*     4,730     (J. David Gladstone Institute Project), 5.50% due 10/01/2021           5,052
                   A-        NR*     4,990     (J. David Gladstone Institute Project), 5.50% due 10/01/2022           5,303

                   BBB       Baa3   13,000   California Pollution Control Financing Authority, Solid Waste
                                             Disposal Revenue Refunding Bonds (Republic Services Inc. Project),
                                             AMT, Series C, 5.25% due 6/01/2023                                      13,347

                                             California Rural Home Mortgage Finance Authority, S/F Mortgage
                                             Revenue Bonds (Mortgage-Backed Securities Program), AMT:
                   NR*       Aaa       660     Series A-1, 6.90% due 12/01/2024 (e)(h)                                  739
                   AAA       NR*       730     Series B, 6.15% due 6/01/2020 (f)                                        797

                                             California State Department of Veteran Affairs, Home Purpose
                                             Revenue Refunding Bonds:
                   AAA       Aaa     3,000     Series A, 5.30% due 12/01/2021 (a)                                     3,162
                   AA-       Aa2     5,970     Series C, 5.875% due 12/01/2015                                        6,505
                   AA-       Aa2     9,315     Series C, 6.05% due 12/01/2020 (l)                                    10,028
                   AA-       Aa2     2,500     Series C, 6.15% due 12/01/2027                                         2,597

                   BBB+      A3      4,500   California State, Department of Water Resources, Power Supply
                                             Revenue Bonds, Series A, 5.75% due 5/01/2017                             5,003

                   AA        Aa3     8,000   California State Department of Water Resources Revenue Bonds
                                             (Central Valley Project), 5.25% due 7/01/2022                            8,025

                   A         A2      2,500   California State, GO, 5.25% due 4/01/2032                                2,538

                                             California State, GO, Refunding:
                   A         A2      8,000     5.75% due 5/01/2030                                                    8,586
                   AA-       A2      2,785     (Veterans), AMT, Series BJ, 5.70% due 12/01/2032                       2,866

                                             California State Public Works Board, Lease Revenue Bonds:
                   AAA       Aaa     2,000     (California State University), Series C, 5.40% due 10/01/2022 (i)      2,137
                   AAA       NR*     8,500     DRIVERS, Series 209, 9.635% due 3/01/2016 (a)(k)                      10,391
                   A-        Aaa     6,800     (Department of Corrections), Series A, 7% due 11/01/2004 (j)           7,528
                   AAA       Aaa     6,645     (Department of Health Services), Series A, 5.75% due
                                               11/01/2017 (i)                                                         7,409

                                             California State University and Colleges, Housing System Revenue
                                             Refunding Bonds (c):
                   AAA       Aaa     3,000     5.75% due 11/01/2015                                                   3,335
                   AAA       Aaa     3,500     5.80% due 11/01/2017                                                   3,886
                   AAA       Aaa     3,900     5.90% due 11/01/2021                                                   4,341

                   AAA       Aaa     5,250   California Statewide Communities Development Authority, COP
                                             (John Muir/Mount Diablo Health System), 5.125% due 8/15/2022 (i)         5,466

                                             California Statewide Communities Development Authority, Health
                                             Facility Revenue Bonds (Memorial Health Services), Series A:
                   A-        A3      2,270     6% due 10/01/2023                                                      2,418
                   A-        A3      3,000     5.50% due 10/01/2033                                                   3,062

                   A+        A1      5,000   California Statewide Communities Development Authority Revenue
                                             Bonds (Sutter Health), Series B, 5.50% due 8/15/2028                     5,131

                   BBB+      Baa1    2,000   Central California, Joint Powers Health Financing Authority,
                                             COP (Community Hospitals of Central California), 6% due 2/01/2020        2,090

                   AAA       Aaa     2,000   Chino Basin, California, Regional Financing Authority Revenue
                                             Bonds (Inland Empire Utility Agency Sewer Project), 5.75% due
                                             11/01/2019 (i)                                                           2,279

                   BBB       NR*     1,140   Contra Costa County, California, Public Financing Authority,
                                             Tax Allocation Revenue Bonds, Series A, 7.10% due 8/01/2022              1,164

                   AAA       Aaa     2,705   Contra Costa County, California, Public Financing Lease Revenue
                                             Refunding Bonds (Various Capital Facilities), Series A, 5.30% due
                                             8/01/2020 (i)                                                            2,926

                   AAA       Aaa     2,500   Davis, California, Joint Unified School District, Community
                                             Facilities District, Special Tax Refunding Bonds, Number 1, 5.50%
                                             due 8/15/2021 (i)                                                        2,747

                   A-        A3      5,000   Golden State Tobacco Securitization Corporation, California,
                                             Tobacco Settlement Revenue Bonds, Series 2003-A-1, 6.75% due
                                             6/01/2039                                                                4,423

                   NR*       Aaa     9,957   Industry, California, Urban Development Agency, Tax Allocation
                                             Refunding Bonds, RIB, Series 632-X, 9.41% due 5/01/2021 (i)(k)          11,955

                   NR*       Aaa     2,000   Los Angeles, California, COP (Sonnenblick Del Rio West Los Angeles),
                                             6.20% due 11/01/2031 (a)                                                 2,366

                   AAA       Aaa    10,000   Los Angeles, California, Community College District, GO, Series A,
                                             5.50% due 8/01/2021 (i)                                                 10,913

                   AAA       Aaa     3,645   Los Angeles, California, Community Redevelopment Agency, Tax
                                             Allocation Refunding Bonds (Bunker Hill), Series H, 6.50% due
                                             12/01/2015 (g)                                                           3,824

                   AAA       Aaa     5,075   Los Angeles, California, Convention and Exhibition Center Authority,
                                             Lease Revenue Refunding Bonds, DRIVERS, Series 162, 5.375% due
                                             8/15/2018 (i)(k)                                                         5,391

                                             Los Angeles, California, Department of Water and Power, Electric
                                             Plant Revenue Refunding Bonds:
                   AA-       Aaa    11,865     6% due 2/15/2005 (j)                                                  12,972
                   NR*       Aa3     4,920     RIB, Series 370, 10.36% due 2/15/2024 (k)                              5,798




Portfolio
Abbreviations


To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
M/F        Multi-Family
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family



MuniYield California Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P       Moody's   Face
STATE            Ratings   Ratings  Amount   Issue                                                                   Value
California                                   Los Angeles, California, Harbor Department Revenue Bonds, AMT:
(concluded)        AAA       Aaa   $ 4,000     RITR, Series RI-7, 10.645% due 11/01/2026 (i)(k)                   $   5,094
                   AA        Aa3     6,000     Series B, 5.375% due 11/01/2023                                        6,153
                   AA        Aa3     2,000     Series B, 6% due 8/01/2015                                             2,240

                   AAA       Aaa     9,000   Los Angeles, California, Wastewater System Revenue Bonds,
                                             Series A, 5% due 6/01/2023 (c)                                           9,307

                   AAA       Aaa     4,000   Los Angeles County, California, Metropolitan Transportation
                                             Authority, Sales Tax Revenue Bonds (Proposition C), Second Tier,
                                             Senior-Series A, 5.50% due 7/01/2017 (a)                                 4,369

                   AAA       Aaa     5,000   Los Angeles County, California, Public Works Financing Authority,
                                             Lease Revenue Bonds (Multiple Capital Facilities Project VI),
                                             Series A, 5.625% due 5/01/2026 (a)                                       5,490

                   AAA       Aaa     8,705   Modesto, California, Wastewater Treatment Facilities Revenue Bonds,
                                             5.625% due 11/01/2017 (i)                                                9,900

                   AAA       Aaa     1,750   North City-West, California, School Facilities Financing Authority,
                                             Special Tax Refunding Bonds, Series B, 5.75% due 9/01/2015 (g)           1,984

                                             Oakland, California, Joint Powers Financing Authority, Lease
                                             Revenue Bonds (Oakland Administration Buildings)(a):
                   AAA       Aaa     2,000     5.90% due 8/01/2016                                                    2,268
                   AAA       Aaa    11,395     5.75% due 8/01/2021                                                   12,849

                   AAA       Aaa     3,500   Oakland, California, State Building Authority, Lease Revenue
                                             Bonds (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)                  3,617

                                             Oakland, California, Unified School District, Alameda County, GO,
                                             Series F (i):
                   AAA       Aaa     3,290     5.50% due 8/01/2017                                                    3,685
                   AAA       Aaa     3,770     5.50% due 8/01/2018                                                    4,209

                   AAA       Aaa     1,750   Pleasant Valley, California, School District, Ventura County, GO,
                                             Series C, 5.75% due 8/01/2025 (b)(i)                                     1,973

                   AAA       Aaa    10,600   Port Oakland, California, Port Revenue Refunding Bonds, Series I,
                                             5.40% due 11/01/2017 (i)                                                11,776

                   NR*       Aaa     5,808   Port Oakland, California, RIB, Refunding, AMT, Series 717X, 9.13%
                                             due 11/01/2027 (c)(k)                                                    6,247

                   AAA       Aaa     4,315   Rancho Cucamonga, California, Redevelopment Agency, Tax
                                             Allocation Refunding Bonds (Rancho Redevelopment Project), 5.25%
                                             due 9/01/2020 (g)                                                        4,647

                   AAA       Aaa     2,345   Richmond, California, Redevelopment Agency, Tax Allocation,
                                             Refunding Bonds (Harbour Redevelopment Project), Series A, 5.50%
                                             due 7/01/2018 (i)                                                        2,617

                   AAA       Aaa     4,000   Roseville, California, Electric System Revenue Bonds, COP, 5.50%
                                             due 8/01/2009 (g)(j)                                                     4,700

                   AAA       Aaa     5,000   Sacramento, California, Municipal Utility District, Electric
                                             Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (i)              5,202

                                             Sacramento County, California, Sanitation District Financing
                                             Authority, Revenue Refunding Bonds:
                   AA        Aa3     4,500     RIB, Series 366, 10.111% due 12/01/2027 (k)                            5,515
                   AA        Aa3     5,695     Series A, 5.60% due 12/01/2017                                         6,254
                   AA        Aa3     6,190     Series A, 5.75% due 12/01/2018                                         6,821
                   AA        Aa3     3,750     Trust Receipts, Class R, Series A, 10.32% due 12/01/2019 (k)           4,576

                   AAA       Aaa    10,100   San Bernardino, California, City Unified School District, GO,
                                             Refunding, Series A, 5.875% due 8/01/2024 (c)                           11,434

                   AAA       Aaa     3,000   San Bernardino, California, Joint Powers Financing Authority,
                                             Lease Revenue Bonds (Department of Transportation Lease), Series A,
                                             5.50% due 12/01/2020 (i)                                                 3,315

                   AAA       Aaa     5,000   San Bernardino, California, Joint Powers Financing Authority,
                                             Tax Allocation Revenue Refunding Bonds, Series A, 5.75% due
                                             10/01/2015 (g)                                                           5,544

                                             San Francisco, California, City and County Airport Commission,
                                             International Airport Revenue Bonds, AMT, Second Series:
                   AAA       Aaa     3,000     Issue 5, 6.50% due 5/01/2019 (c)                                       3,185
                   AAA       Aaa     4,525     Issue 6, 6.60% due 5/01/2020 (a)                                       4,809
                   AAA       Aaa     2,000     Issue 11, 6.25% due 5/01/2005 (c)(j)                                   2,206

                   AA        Aa3     1,720   San Francisco, California, City and County Educational Facilities,
                                             GO (Community College), Series A, 5.75% due 6/15/2019                    1,956

                   AAA       Aaa     4,715   San Francisco, California, City and County Redevelopment Agency,
                                             Lease Revenue Refunding Bonds (George R. Moscone Convention Center),
                                             6.80% due 7/01/2019 (g)                                                  5,080

                   AA        Aa3     1,310   San Francisco, California, City and County Zoo Facilities, GO,
                                             Series B, 5.75% due 6/15/2019                                            1,490

                   AAA       Aaa     4,590   San Joaquin Hills, California, Transportation Corridor Agency,
                                             Toll Road Revenue Refunding Bonds, Series A, 5.25% due 1/15/2030 (i)     4,820

                   A         A2      3,100   San Jose, California, Redevelopment Agency, Tax Allocation Bonds
                                             (Merged Area Redevelopment Project), 5.25% due 8/01/2029                 3,205

                   AAA       Aaa     2,020   Santa Clara, California, Unified School District, GO, 5.50% due
                                             7/01/2021 (c)                                                            2,218

                   NR*       A3      3,500   Santa Clara County, California, Housing Authority, M/F Housing
                                             Revenue Bonds (John Burns Gardens Apartments Project), AMT,
                                             Series A, 6% due 8/01/2041                                               3,573

                   NR*       Aaa     5,125   Santa Clara Valley, California, Water District, COP, Refunding,
                                             RIB, Series 411, 10.36% due 2/01/2024 (c)(k)                             5,643

                   AAA       Aaa     4,000   Santa Monica, California, Redevelopment Agency, Tax Allocation
                                             Bonds (Earthquake Recovery Redevelopment Project), 6% due
                                             7/01/2029 (a)                                                            4,612

                   AAA       Aaa     2,000   Sequoia, California, Unified High School District, GO, 5.70%
                                             due 7/01/2024 (g)                                                        2,193

                   AAA       Aaa     2,265   South Bayside, California, Waste Management Authority, Waste
                                             System Revenue Bonds, 5.75% due 3/01/2020 (a)                            2,562

                   AAA       NR*       305   Southern California Home Finance Authority, S/F Mortgage Revenue
                                             Bonds (Mortgage-Backed Securities Program), AMT, Series A, 6.75%
                                             due 9/01/2022 (f)                                                          308

                   AAA       Aaa     3,235   Taft, California, Public Financing Authority, Lease Revenue Bonds
                                             (Community Correctional Facility), Series A, 6.05% due 1/01/2017 (i)     3,665

                   A+        A1      1,310   Torrance, California, Hospital Revenue Refunding Bonds (Torrance
                                             Memorial Medical Center), Series A, 6% due 6/01/2022                     1,420

                                             Vernon, California, Electric System Revenue Bonds (Malburg
                                             Generating Station Project):
                   BBB+      A2      2,740     5.50% due 4/01/2022                                                    2,786
                   BBB+      A2      1,250     5.50% due 4/01/2023                                                    1,268

                   AAA       Aaa     5,000   Vista, California, Joint Powers Financing Authority, Lease
                                             Revenue Refunding Bonds, 5.625% due 5/01/2016 (i)                        5,687


Puerto Rico--      AAA       Aaa     2,140   Puerto Rico Commonwealth Highway and Transportation Authority,
1.9%                                         Highway Revenue Bonds, Series Y, 5.50% due 7/01/2006 (i)(j)              2,426

                   AAA       Aaa     2,600   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                             Series X, 5.50% due 7/01/2025 (i)                                        2,794

                   A-        Baa1    1,000   Puerto Rico Electric Power Authority, Power Revenue Refunding
                                             Bonds, Series U, 6% due 7/01/2014                                        1,068




MuniYield California Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                 S&P       Moody's   Face
                 Ratings   Ratings  Amount   Issue                                                                   Value
Virgin Islands--   BBB-      Baa3  $ 3,000   Virgin Islands Government Refinery Facilities Revenue Bonds
0.9%                                         (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                    $   3,035

                                             Total Municipal Bonds (Cost--$424,123)--138.9%                         458,970



                                    Shares
                                     Held    Short-Term Securities
                                       612   CMA California Municipal Money Fund (d)                                    612

                                             Total Short-Term Securities (Cost--$612)--0.2%                             612

                   Total Investments (Cost--$424,735)--139.1%                                                       459,582
                   Variation Margin on Financial Futures Contracts**--(0.0%)                                          (119)
                   Other Assets Less Liabilities--3.3%                                                               11,085
                   Preferred Stock, at Redemption Value--(42.4%)                                                  (140,133)
                                                                                                                  ---------
                   Net Assets Applicable to Common Stock--100.0%                                                  $ 330,415
                                                                                                                  =========

(a) AMBAC Insured.
(b) Escrowed to maturity.
(c) FGIC Insured.
(d) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                              (in Thousands)
                                       Net          Dividend
Affiliate                            Activity        Income

CMA California Municipal
Money Fund                             612              $16


(e) FHLMC Collateralized.
(f) FNMA/GNMA Collateralized.
(g) FSA Insured.
(h) GNMA Collateralized.
(i) MBIA Insured.
(j) Prerefunded.
(k) The interest rate shown is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(l) All or a portion of security held in connection with open financial futures contracts.
* Not Rated.
** Financial futures contracts sold as of April 30, 2003 were as follows:


                                              (in Thousands)
Number of                           Expiration
Contracts        Issue                 Date         Value

  200     U.S. Treasury Notes       June 2003      $  23,025
                                                   ---------
Total Financial Futures Contracts Sold
(Total Contract Price--$23,111)                    $  23,025
                                                   =========


See Notes to Financial Statements.



Quality Profile


The quality ratings of securities in the Fund as of April 30, 2003 were as follows:

                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    65.1%
AA/Aa                                      17.7
A/A                                        12.4
BBB/Baa                                     4.7
NR (Not Rated)                              0.1





STATEMENT OF NET ASSETS

                  As of April 30, 2003
Assets:           Investments, at value (identified cost--$424,734,721)                                       $ 459,582,105
                  Cash                                                                                               60,535
                  Receivables:
                     Interest                                                               $   8,933,865
                     Securities sold                                                            2,463,006
                     Dividends                                                                         14        11,396,885
                                                                                            -------------
                  Prepaid expenses                                                                                  175,257
                                                                                                              -------------
                  Total assets                                                                                  471,214,782
                                                                                                              -------------

Liabilities:      Payables:
                     Dividends to shareholders                                                    216,388
                     Investment adviser                                                           197,412
                     Variation margin                                                             118,750
                     Other affiliates                                                               3,632           536,182
                                                                                            -------------
                  Accrued expenses                                                                                  130,788
                                                                                                              -------------
                  Total liabilities                                                                                 666,970
                                                                                                              -------------

Preferred Stock:  Preferred Stock, at redemption value, par value $.10 per share
                  (2,400 Series A shares, 2,400 Series B shares  and 800 Series C shares of AMPS* issued and outstanding at $25,000 per share
                  liquidation preference)                                                                       140,133,224
                                                                                                              -------------

Net Assets        Net assets applicable to Common Stock                                                       $ 330,414,588
Applicable To                                                                                                 =============
Common Stock:

Analysis of Net   Common Stock, par value $.10 per share (21,295,255 shares issued and
Assets Applicable outstanding)                                                                                $   2,129,526
to Common Stock:  Paid-in capital in excess of par                                                              299,957,928
                  Undistributed investment income--net                                      $   2,813,609
                  Accumulated realized capital losses on investments--net                     (9,419,797)
                  Unrealized appreciation on investments--net                                  34,933,322
                                                                                            -------------
                  Total accumulated earnings--net                                                                28,327,134
                                                                                                              -------------
                  Total--Equivalent to $15.52 net asset value per share of Common Stock
                  (market price--$14.55)                                                                      $ 330,414,588
                                                                                                              =============


*Auction Market Preferred Stock.

See Notes to Financial Statements.



MuniYield California Fund, Inc., April 30, 2003


STATEMENT OF OPERATIONS

                  For the Six Months Ended April 30, 2003
Investment        Interest                                                                                    $  12,735,268
Income:           Dividends                                                                                          16,270
                                                                                                              -------------
                  Total income                                                                                   12,751,538
                                                                                                              -------------

Expenses:         Investment advisory fees                                                  $   1,154,358
                  Commission fees                                                                 181,038
                  Accounting services                                                              77,801
                  Professional fees                                                                25,602
                  Transfer agent fees                                                              22,746
                  Listing fees                                                                     15,701
                  Printing and shareholder reports                                                 15,453
                  Directors' fees and expenses                                                     14,879
                  Custodian fees                                                                   12,241
                  Pricing fees                                                                      7,846
                  Other                                                                            20,376
                                                                                            -------------
                  Total expenses before reimbursement                                           1,548,041
                  Reimbursement of expenses                                                      (10,157)
                                                                                            -------------
                  Total expenses after reimbursement                                                              1,537,884
                                                                                                              -------------
                  Investment income--net                                                                         11,213,654
                                                                                                              -------------

Realized &        Realized gain on investments--net                                                                 132,333
Unrealized        Change in unrealized appreciation on investments--net                                           8,243,210
Gain On                                                                                                       -------------
Investments--Net: Total realized and unrealized gain on investments--net                                          8,375,543
                                                                                                              -------------

Dividends &       Investment income--net                                                                        (1,105,744)
Distributions to  Realized gain on investments--net                                                                 (6,976)
Preferred Stock                                                                                               -------------
Shareholders:     Total dividends and distributions to Preferred Stock shareholders                             (1,112,720)
                                                                                                              -------------
                  Net Increase in Net Assets Resulting from Operations                                        $  18,476,477
                                                                                                              =============

See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                              April 30,         October 31,
                  Increase (Decrease) in Net Assets:                                             2003               2002
Operations:       Investment income--net                                                    $  11,213,654     $  22,702,565
                  Realized gain on investments--net                                               132,333         4,745,197
                  Change in unrealized appreciation on investments--net                         8,243,210       (6,145,783)
                  Dividends and distributions to Preferred Stock shareholders                 (1,112,720)       (2,476,760)
                                                                                            -------------     -------------
                  Net increase in net assets resulting from operations                         18,476,477        18,825,219
                                                                                            -------------     -------------

Dividends &       Investment income--net                                                     (10,349,494)      (20,592,555)
Distributions to  Realized gain on investments--net                                              (57,092)          (60,340)
Common Stock                                                                                -------------     -------------
Shareholders:     Net decrease in net assets resulting from dividends and
                  distributions to Common Stock shareholders                                 (10,406,586)      (20,652,895)
                                                                                            -------------     -------------

Common Stock      Value of shares issued to Common Stock shareholders in
Transactions:     reinvestment of dividends and distributions                                          --         1,648,690
                                                                                            -------------     -------------

Net Assets        Total increase (decrease) in net assets applicable to Common Stock            8,069,891         (178,986)
Applicable to     Beginning of period                                                         322,344,697       322,523,683
Common Stock:                                                                               -------------     -------------
                  End of period*                                                            $ 330,414,588     $ 322,344,697
                                                                                            =============     =============

                  *Undistributed investment income--net                                     $   2,813,609     $   3,055,193
                                                                                            =============     =============

See Notes to Financial Statements.



MuniYield California Fund, Inc., April 30, 2003


FINANCIAL HIGHLIGHTS
The following per share data and ratios                     For the
have been derived from information                         Six Months
provided in the financial statements.                        Ended
                                                           April 30,              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                       2003          2002           2001         2000          1999
Per Share         Net asset value, beginning of period    $     15.14   $      15.22    $   14.19    $   13.32    $   16.23
Operating                                                 -----------   ------------    ---------    ---------    ---------
Performance:++    Investment income--net                  .53++++++++   1.07++++++++         1.03         1.02         1.03
                  Realized and unrealized gain (loss)
                  on investments--net                             .39          (.06)         1.05          .88       (2.25)
                  Dividends and distributions to
                  Preferred Stock shareholders:
                     Investment income--net                     (.05)          (.12)        (.20)        (.23)        (.14)
                     Realized gain on investments--net        --+++++        --+++++           --           --        (.04)
                     In excess of realized gain on
                     investments--net                              --             --           --           --        (.05)
                                                            ---------      ---------    ---------    ---------    ---------
                  Total from investment operations                .87            .89         1.88         1.67       (1.45)
                                                            ---------      ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                     (.49)          (.97)        (.85)        (.80)        (.88)
                     Realized gain on investments--net        --+++++        --+++++           --           --        (.24)
                     In excess of realized gain on
                     investments--net                              --             --           --           --        (.34)
                                                            ---------      ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Stock shareholders                     (.49)          (.97)        (.85)        (.80)       (1.46)
                                                            ---------      ---------    ---------    ---------    ---------
                  Net asset value, end of period            $   15.52      $   15.14    $   15.22    $   14.19    $   13.32
                                                            =========      =========    =========    =========    =========
                  Market price per share, end of period     $   14.55      $   14.46    $   15.10    $ 13.0625    $  12.625
                                                            =========      =========    =========    =========    =========


Total Investment  Based on market price per share            4.05%+++          2.18%       22.71%       10.18%     (16.13%)
Return:**                                                   =========      =========    =========    =========    =========
                  Based on net asset value per share         6.00%+++          6.14%       13.85%       13.45%      (9.70%)
                                                            =========      =========    =========    =========    =========


Ratios Based on   Expenses, net of reimbursement***             .95%*           .99%        1.00%        1.02%         .98%
Average Net                                                 =========      =========    =========    =========    =========
Assets of         Total expenses***                             .96%*           .99%        1.00%        1.02%         .98%
Common Stock:                                               =========      =========    =========    =========    =========
                  Total investment income--net***              6.96%*          7.13%        7.00%        7.51%        6.86%
                                                            =========      =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                            .69%*           .77%        1.37%        1.69%         .96%
                                                            =========      =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                           6.27%*          6.36%        5.63%        5.82%        5.90%
                                                            =========      =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement          .67%*           .69%         .69%         .69%         .68%
Average Net                                                 =========      =========    =========    =========    =========
Assets Of         Total expenses                                .67%*           .69%         .69%         .69%         .68%
Common &                                                    =========      =========    =========    =========    =========
Preferred         Total investment income--net                 4.86%*          4.95%        4.83%        5.05%        4.77%
Stock:***                                                   =========      =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Stock
Average Net       shareholders                                 1.59%*          1.76%        3.04%        3.47%        2.18%
Assets of                                                   =========      =========    =========    =========    =========
Preferred Stock:


Supplemental      Net assets applicable to Common Stock,
Data:             end of period (in thousands)              $ 330,415      $ 322,345    $ 322,524    $ 300,503    $ 282,114
                                                            =========      =========    =========    =========    =========
                  Preferred Stock outstanding, end of
                  period (in thousands)                     $ 140,000      $ 140,000    $ 140,000    $ 140,000    $ 140,000
                                                            =========      =========    =========    =========    =========
                  Portfolio turnover                           12.17%         49.87%       58.17%       93.01%      146.39%
                                                            =========      =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                 $   3,360      $   3,302    $   3,304    $   3,146    $   3,015
                                                            =========      =========    =========    =========    =========


Dividends Per     Series A--Investment income--net          $     301      $     607    $     802    $     865    $     527
Share On                                                    =========      =========    =========    =========    =========
Preferred Stock   Series B--Investment income--net          $     129      $     322    $     721    $     875    $     546
Outstanding:                                                =========      =========    =========    =========    =========
                  Series C--Investment income--net          $      92      $     292    $     745    $     875    $     591
                                                            =========      =========    =========    =========    =========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Aggregate total investment return.
+++++Amount is less than $(.01) per share.
++++++++Based on average shares outstanding.

See Notes to Financial Statements.



MuniYield California Fund, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $10,157.

For the six months ended April 30, 2003, the Fund reimbursed FAM
$5,225 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $55,504,030 and $57,729,077, respectively.

Net realized gains (losses) for the six months ended April 30, 2003 and net unrealized gains as of April 30, 2003 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)        Gains

Long-term investments               $  1,038,396       $ 34,847,384
Financial futures contracts            (906,063)             85,938
                                    ------------       ------------
Total                               $    132,333       $ 34,933,322
                                    ============       ============


As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $35,012,620, of which $35,816,068 related to appreciated securities and $803,448 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $424,569,485.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2003 remained constant and during the year ended October 31, 2002 increased by 110,780 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were: Series A, 3.14%; Series B, 1.15% and Series C, .95%.

Shares issued and outstanding during the six months ended April 30, 2003 and during the year ended October 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned $37,656 as commissions.


5. Capital Loss Carryforward:
On October 31, 2002, the Fund had a net capital loss carryforward of $7,985,889, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.081000 per share on May 29, 2003 to shareholders of record on May 16, 2003.




MuniYield California Fund, Inc., April 30, 2003


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary


Melvin R. Seiden, Director of MuniYield California Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MYC



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield California Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield California Fund, Inc.


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield California Fund, Inc.


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield California Fund, Inc.


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.